UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule §240.14a-12

ATLAS PIPELINE PARTNERS, L.P.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

ATLAS PIPELINE PARTNERS, L.P.

Westpointe Corporate Center One

1550 Coraopolis Heights Road

Moon Township, PA 15108

IMPORTANT REMINDER TO VOTE YOUR UNITS

May 28, 2010

Unitholders:

Atlas Pipeline Partners GP, LLC, the general partner of Atlas Pipeline Partners, L.P., has extended the Expiration Date for the Atlas Pipeline Partners Consent Solicitation to 11:59 p.m., eastern standard time, on June 15, 2010.

In April, we provided consent solicitation materials to our unitholders and asked them to approve the 2010 Long-Term Incentive Plan of Atlas Pipeline Partners, L.P. (the “Plan”). Our records indicate that your vote has not yet been received. It is extremely important that you vote your limited partnership units no matter the size of your investment.

We strongly encourage you to vote your limited partnership units today. The Managing Board of the general partner has unanimously determined that the Plan is in the best interests of Atlas Pipeline and its unitholders, and recommends that you vote FOR the proposal. In addition, Glass, Lewis & Co., a leading professional services firm that assists institutions with investments in public companies, has recommended that unitholders vote FOR the Plan.

We strongly encourage you to vote your units today. Remember — every unit and every vote counts! Voting is easy. You may utilize one of the options below to ensure that your vote is promptly recorded prior to the Expiration Date:

1) Vote by Phone. You may cast your vote by calling the toll-free number on the enclosed form with any touch-tone telephone. Have the enclosed form in hand when you call and follow the easy instructions.

2) Vote by Internet (www.proxyvote.com). You may cast your vote using the Internet. Have the enclosed form in hand when you access the web site and follow the instructions.

3) Vote by Mail. You may cast your vote by mail by signing, dating and mailing the enclosed form in the postage-paid envelope provided.

YOUR PARTICIPATION IS IMPORTANT.

PLEASE VOTE TODAY!

If you have any questions, or need a copy of the Consent Solicitation Statement, please call Georgeson Inc. toll-free at 866-821-2626. Banks and brokers can call 212-440-9800. Alternatively, unitholders can call Brian Begley, Atlas Pipeline’s Vice President of Investor Relations, at 215-832-4123.

Thank you in advance for voting promptly.

Appendix B

FORM OF CONSENT

ATLAS PIPELINE PARTNERS, L.P.

CONSENT VOTING INSTRUCTIONS

INTERNET - Access “ www.proxyvote.com” and follow the on-screen instructions. Have your consent card available when you access the web page, and use the Company Number and Account Number shown on your consent card.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your consent card available when you call and use the Company Number and Account Number shown on your consent card.

Vote online/phone until 11:59 PM EST the day before the June 15, 2010 expiration date.

MAIL - Sign, date and mail your consent card in the envelope provided as soon as possible.

i Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. i

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
		FOR	AGAINST	ABSTAIN

1.      Proposal: To approve the terms of the Atlas Pipeline Partners, L.P. 2010 Long-Term Incentive Plan, as described in the Consent Solicitation Statement. A copy of the 2010 Long-Term Incentive Plan is included in the accompanying Consent Solicitation Statement as Appendix A.

		☐	☐	☐

If no box is marked above, but this Consent is otherwise properly completed and signed, the limited partnership units will be voted “FOR” the Proposal.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:
■ Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.			■

ATLAS PIPELINE PARTNERS, L.P.

Westpointe Corporate Center One

1550 Coraopolis Heights Road

Moon Township, PA 15108

CONSENT AND VOTE FOR ADOPTION

OF THE ATLAS PIPELINE PARTNERS, L.P. 2010 LONG-TERM INCENTIVE PLAN

The undersigned Unitholder of Atlas Pipeline Partners, L.P., a Delaware limited partnership, hereby revokes all prior consents given with respect to the matters covered hereunder, and acknowledges receipt of the Consent Solicitation Statement dated April 23, 2010.

THE LIMITED PARTNERSHIP UNITS REPRESENTED BY THIS SIGNED CONSENT WILL BE TREATED AS HAVING CAST A VOTE IN ACCORDANCE WITH THE BOX YOU MARK ON THE REVERSE SIDE.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS CONSENT USING THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.